UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 FM 529 Houston, TX	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 21, 2008, we issued a press release announcing that on May 28, 2008 at 2:00 p.m. Eastern Time (1:00 p.m. Central Time), T. Jay Collins, our President and Chief Executive Officer, will speak to investors and industry analysts at the 2008 Energy & Utilities Conference hosted by Deutsche Bank in Miami Beach, FL. Interested parties may listen to the presentation and view the slides live on the internet at http://www.conferences.db.com/americas/energy08. An archived replay will be available for 30 days after the conference. The presentation slides will also be available for viewing using the Investor Relations link at Oceaneering’s website, www.oceaneering.com beginning at 2:00 p.m. Eastern Time (1:00 p.m. Central Time).

Please note that certain information contained in the presentation, as well as certain written and oral statements made or incorporated by reference from time to time by us or our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings or otherwise, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “Safe Harbor” provisions of those statutes. Forward-looking statements are generally accompanied by words such as “estimate, “ “project, “ “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements include statements about:

•	Our projection that 2008 will be our 5th consecutive year of record results;

•	Our earnings per share (EPS) outlook for the full year and the 2nd quarter of 2008;

•	Our operating income guidance for ROVs, Subsea Products and Subsea Projects for 2008 compared to 2007;

•	Anticipated deepwater discoveries to be evaluated and developed;

•	Floating rig fleet expansion overview, 2008-2011;

•	Future floating rig demand;

•	Future new build subsea support vessels and the likely requirement of at least one work class ROV on each;

•	Expectation that our ROV fleet utilization rates during the last three quarters of 2008 will be in the mid to high 80% range, similar to what we achieved in 2007 during the same periods of time.

•

Expected 2008 ROV results to improve by increasing days on hire, by adding approximately 30 new systems, achieving higher average revenue per day on hire, and realizing a slight improvement in operating income margin;

•	Expansion of our ROV fleet for both drill support and construction service;

•	Subsea completions expected to triple in this decade over the 1990s, and double in the decade commencing 2010;

•	Subsea tree orders forecast to be up approximately 35% in a base case and 85% in a high case for 2008 – 2012 compared to the level of 2003 – 2007, and up approximately 70% for 2008 compared to 2007;

•	Worldwide umbilical market forecast to be up approximately 130% for 2008 – 2012 compared to the level of 2003 – 2007;

•	Expectation that we will secure a significant amount of new Subsea Product orders over the next few months, particularly for umbilicals, and in the upcoming years.

•	Expected 2008 Subsea Products results to improve due to increasing demand for all of our product lines and a slight improvement in operating income margin;

•	Speculation that Subsea Products could overtake ROVs as our largest revenue producer in 2008;

•	Projected cumulative subsea completions in the Gulf of Mexico through 2009;

•	Our expectation that hurricane damage repair work is nearing completion and that demand and pricing for diving and shallow water vessel services will decline in 2008;

•	Expected continued favorable deepwater Subsea Projects Deepwater Installation and IRM service demand;

•

Our ability to participate in the 2008 market for Deepwater Installation and IRM work is anticipated to be hindered because of regulatory inspections of the Ocean Intervention, Ocean Intervention II and The Performer;

•	The anticipated fourth quarter 2008 availability date of the Olympic Intervention IV;

•	Expected 2008 Subsea Projects results to decline due to decreasing demand for diving and shallow water vessel services and the drydocking of four of Oceaneering’s six owned vessels;

•	Our projected 2008 Cash Flow from Operations (as defined and reconciled to GAAP measures in the Supplemental Financial Information to the presentation);

•	Our projected 2008 EBITDA (as defined and reconciled to GAAP measures in the Supplemental Financial Information to the presentation);

•	Our estimate of market shares of worldwide work class ROV fleet for us and our competitors, in total and for drill support presented in the in the Supplemental Market Information to the presentation;

•	Worldwide Umbilical Market Overview presented in the Supplemental Market Information to the presentation; and

•	Subsea Hardware Outlook Summary presented in the Supplemental Market Information to the presentation.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels and pricing;

•	the level of production by non-OPEC countries;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	rapid technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our latest Quarterly Report on Form 10-Q.

We do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated May 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
(Registrant)

By:	/s/ MARVIN J. MIGURA
Marvin J. Migura
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: May 21, 2008